UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.)
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OXiGENE, Inc.
(Name of Registrant as Specified In Its Charter)
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701 GATEWAY BOULEVARD, SUITE 210
SOUTH SAN FRANCISCO, CALIFORNIA 94080

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 18, 2011

TO OUR STOCKHOLDERS:

Please take notice that a special meeting of stockholders of OXiGENE, Inc., a Delaware corporation (the “Company” or “OXiGENE”), will be held on March 18, 2011, at 10:00 a.m., local time, at the Company’s offices located at 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080, for the following purposes:

1. To approve proposed issuances of shares of our common stock, $0.01 par value per share, to certain holders (the “Holders”) of warrants to purchase shares of our common stock pursuant to the Warrant Exchange Agreements, dated January 18, 2011, by and among the Company and each of the Holders (the “Warrant Exchange Agreements”), as described in the attached Proxy Statement, to comply with NASDAQ Marketplace Rule 5635(d);

2. To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1;

3. To approve an amendment to our Restated Certificate of Incorporation to decrease the authorized number of shares of our common stock from 300,000,000 to 275,000,000; and

4. To transact such other business as may be properly brought before the Special Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on January 18, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

All stockholders are cordially invited to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

Peter J. Langecker, M.D., Ph.D.
Chief Executive Officer

February 18, 2011

701 GATEWAY BOULEVARD, SUITE 210
SOUTH SAN FRANCISCO, CALIFORNIA 94080
(650) 635-7000

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
MARCH 18, 2011

We have sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at a Special Meeting of stockholders and any adjournments of the Special Meeting. This Proxy Statement summarizes the information you need to know to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card. This Proxy Statement and the proxy card were first mailed to stockholders on or about February 22, 2011.

Who Can Vote.  Record holders of our common stock at the close of business on the record date, January 18, 2011, may vote at the Special Meeting. On January 18, 2011, approximately 80 record holders held 110,244,595 shares of our outstanding common stock. Holders of common stock are entitled to one vote per share on all matters to be voted on by stockholders.

How You Can Vote.  You can only vote your shares if you are either present in person or represented by proxy at the Special Meeting. Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote. If you properly fill in your proxy card and send it to us in time, the “proxy” (one of the individuals named on the proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxy will vote your shares as recommended by the Board of Directors.

•	If your shares are held in a stock brokerage account. If your shares are held in a stock brokerage account, by a bank, broker, trustee or other nominee, you are considered the beneficial owner of shares held in street name. Stockholders holding OXiGENE shares in street name through their broker may receive instructions from their broker on internet and/or telephonic voting. These instructions should be followed very closely.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing the ballot, which will be available at the meeting.

Recommendation of the Board of Directors.  The Board of Directors recommends that you vote “FOR” the issuances of shares of our common stock pursuant to the Warrant Exchange Agreements, “FOR” an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, and “FOR” an amendment to our Restated Certificate of Incorporation to decrease the authorized number of shares of our common stock from 300,000,000 to 275,000,000.

If any other matter is properly presented, the proxy holders will vote your shares in accordance with their best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this Proxy Statement.

Revocation of Proxies.  If you return your proxy card, you may revoke your proxy at any time before it is exercised. You may revoke your proxy in any one of the following ways:

•	by voting in person at the Special Meeting;

•	by delivering a written notice of revocation before the Special Meeting with a date later than your previously delivered proxy card to our principal offices at 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080 Attention — Secretary;

•	by timely delivering another proxy card dated after the date of the proxy card that you wish to revoke; or

•	by re-voting your shares by telephone or Internet after you return your proxy card (only applicable to beneficial owners of shares held in street name).

Your most current proxy card, or telephone or Internet vote if allowed by your broker, is the one that is counted.

How to Vote if You Receive More Than One Proxy Card.  You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How You Can Vote” for each account to ensure that all of your shares are voted.

How Your Shares Will Be Voted if You Do Not Vote.  If your shares are registered in your name, they will not be voted if you do not return your proxy card by mail or vote as described under “How You Can Vote.” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your shares as described above under “How You Can Vote,” the bank, broker or other holder of record has the authority to vote your unvoted shares on Proposals 2 and 3 even if it does not receive any instructions from you.

We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.”

Confidentiality of Votes.  We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election, American Stock Transfer & Trust Company, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Voting in Person.  If you plan to attend the Special Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on January 18, 2011, the record date for determining who is entitled to vote.

Required Votes.  The affirmative vote of a majority of the votes cast is required for approval of Proposals 1 and 2. The affirmative vote of a majority of our outstanding common stock is required for approval of the amendment to our Restated Certificate of Incorporation, set forth as Proposal 3.

Broker Non-Votes and Abstentions.

•	Broker Non-Votes: If your broker holds your shares in its name and cannot vote your shares on a particular matter because the broker does not have instructions from you or discretionary voting authority on that matter, this is referred to as a “broker non-vote.” Your broker will be entitled to vote your shares on Proposals 2 and 3. Broker non-votes will be counted towards the vote total for Proposal 3, and will have the same effect as “against” votes. Broker non-votes will have no effect and will not be counted towards the vote total for Proposals 1 and 2.

•	Abstentions: Abstentions are not counted towards the vote total for Proposals 1 and 2 and will have no effect on these votes. Abstentions will be counted towards the vote total for Proposal 3 and will have the same effect as “against” votes.

Quorum.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Special Meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents.

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and OXiGENE. It reduces the volume of duplicate information received at your household and helps to reduce OXiGENE’s expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If your household received a single set of disclosure documents, but you would prefer to receive your own copy, please contact our transfer agent, American Stock Transfer & Trust Company, by calling their toll free number, 1-800-937-5449.

If you do not wish to participate in “householding” and would like to receive your own set of OXiGENE annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another OXiGENE stockholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•	If your OXiGENE shares are registered in your own name, please contact our transfer agent, American Stock Transfer & Trust Company, and inform them of your request by calling them at 1-800-937-5449 or writing to them at 6201 15th Avenue, Brooklyn, NY 11219.

•	If a broker or other nominee holds your OXiGENE shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Dissenters’ Right of Appraisal.  There are no dissenters’ rights of appraisal in connection with the matters to be voted on at the Special Meeting.

Throughout this Proxy Statement, the terms “OXiGENE,” “WE,” “US,” “OUR” or “COMPANY” mean OXiGENE, Inc.

Electronic Delivery of Stockholder Communications

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders of OXiGENE, Inc. to Be Held on March 18, 2011.

•	The proxy statement, annual report to security holders for the year ended December 31, 2009 and the proxy card are available at the Investor Relations section of our website, www.oxigene.com.

•	The Special Meeting of stockholders of OXiGENE, Inc. will be held on March 18, 2011, at 10:00 a.m., local time, at the Company’s offices at 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080.

The Special Meeting of stockholders will be held for the following purposes:

1.	To approve proposed issuances of shares of our common stock, $0.01 par value per share, to certain holders (the “Holders”) of warrants to purchase shares of our common stock pursuant to the Warrant Exchange Agreements, dated January 18, 2011, by and among the Company and each of the Holders (the “Warrant Exchange Agreements”), to comply with NASDAQ Marketplace Rule 5635(d);

2.	To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1; and

3.	To approve an amendment to our Restated Certificate of Incorporation to decrease the authorized number of shares of our common stock from 300,000,000 to 275,000,000.

•	You are urged to attend the Special Meeting and vote in person, but if you are unable to attend, the Board of Directors would appreciate your prompt vote either electronically via the Internet or telephone or via regular mail. We strongly encourage you to vote electronically, if that option is available to you.

•	OXiGENE’s Board of Directors recommends voting “FOR” all of the proposals listed above.

PROPOSAL 1
TO APPROVE PROPOSED ISSUANCES OF SHARES OF OUR COMMON STOCK PURSUANT TO THE WARRANT EXCHANGE AGREEMENTS

We are asking our stockholders to approve proposed issuances of shares of our common stock, $0.01 par value per share, pursuant to Warrant Exchange Agreements, dated January 18, 2011, by and among us and each of the holders of warrants to purchase shares of our common stock that we issued in a private placement in March 2010.

We entered into the Warrant Exchange Agreements on January 18, 2011 to eliminate all of the remaining March 2010 warrants having “ratchet” economic anti-dilution protection features in exchange for shares of Company common stock and a lower number of Series E Warrants having no “ratchet” economic anti-dilution protections.

At an initial closing on January 20, 2011 under these Warrant Exchange Agreements, the warrant holders exchanged all of their Series A and Series C warrants having “ratchet” economic anti-dilution protection features for an aggregate of 21,938,673 shares of Company common stock and Series E warrants to purchase an aggregate of 24,452,468 shares of Company common stock. The Series E warrants are not exercisable for six months, have an exercise price of $0.23 per share, and do not contain any “ratchet” economic anti-dilution provisions.

“Ratchet” economic anti-dilution provisions generally provide that, if the company that issued the warrants conducts a subsequent financing at a price per share that is lower than the then-current exercise price of the warrants, the exercise price of the warrants will be reduced to be equal to the lower price at which the subsequent financing occurred. Further, such provisions may also provide that the number of shares underlying the warrant will be increased to a level that will allow the holder of the warrants to purchase shares with the same aggregate purchase price as the holder had the right to purchase prior to the price adjustment. By contrast, the exercise price and number of shares underlying the Series E warrants are not subject to adjustment except in the case of a stock split, stock dividend or other, similar adjustment affecting the entire class of our common stock. The fact that we no longer have any warrants with “ratchet” economic anti-dilution provisions may strengthen our ability to obtain future financing. However, we cannot assure you that this will be the case.

Under these Warrant Exchange Agreements, these warrant holders have further agreed to surrender all of the Series E warrants issued at the initial closing should the Company promptly obtain stockholder approval for the issuance of 9,150,892 shares of Company common stock, which would be exchanged for the Series E warrants in a subsequent closing.

We anticipate that under generally accepted accounting principles (GAAP), the Series E warrants will be recorded at the end of each quarter as a liability, which currently has a negative impact on our stockholders’ equity. NASDAQ rules contain minimum threshold amounts for stockholders’ equity of listed companies. Consequently, the proposed exchange of the Series E warrants for shares of our common stock would eliminate the treatment of these warrants as liabilities under GAAP and may make it easier for us to regain compliance with NASDAQ’s minimum threshold requirements for stockholders’ equity of listed companies.

As noted below, it is this additional issuance of shares for which we are required by NASDAQ rules to seek stockholder approval. If stockholder approval is not obtained at the Special Meeting, we will not issue these additional 9,150,892 shares, and the Series E Warrants for an aggregate of 24,452,468 shares issued on the date of the Warrant Exchange Agreements will remain outstanding. If stockholder approval is obtained at the Special Meeting, the warrants issued on the date of the Warrant Exchange Agreements will be exchanged for these additional shares at a subsequent closing.

In connection with the entry into the Warrant Exchange Agreements, we also entered into voting agreements with each of our directors and executive officers and with Symphony ViDA Holdings LLC, holder of approximately 24.7% of the outstanding shares of our common stock, pursuant to which our directors, officers and Symphony agreed to vote to approve the issuances of shares pursuant to the Warrant Exchange Agreements at any stockholder meeting to be called to approve the transaction.

Approval of Issuance of Shares in Excess of 19.9% at Below-Market Price is Required by NASDAQ Rules.  As a result of our listing on The NASDAQ Global Market, issuances of our common stock are subject to the NASDAQ Marketplace Rules, including Rule 5635(d). Upon execution of the Warrant Exchange Agreements, we issued 21,938,673 shares of our common stock and warrants, as described above, to the Holders. Pursuant to the Warrant Exchange Agreements, subject to obtaining stockholder approval, we are required to issue 9,150,892 additional shares of our common stock to the Holders. Stockholder approval of the issuance of a number of shares above 19.9% of our outstanding shares on the date we entered into the Warrant Exchange Agreements, at a price below the greater of the book or market price of our common stock as of that date, is required under applicable NASDAQ Marketplace Rules. Accordingly, we are seeking approval of the proposed issuance of shares in excess of 19.9% of our outstanding common stock in the transaction from our stockholders at the Special Meeting.

Approval of the proposed issuance of shares of our common stock in excess of 19.9% of our outstanding common stock pursuant to the Warrant Exchange Agreements requires an affirmative vote of a majority of the votes cast on the proposal at the Special Meeting. Abstentions and broker non-votes will not be counted towards, and will have no effect on, the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE PROPOSED ISSUANCE OF SHARES OF OUR COMMON STOCK IN EXCESS OF 19.9% OF OUR OUTSTANDING COMMON STOCK PURSUANT TO THE WARRANT EXCHANGE AGREEMENTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ISSUANCE OF SUCH SHARES UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2
THE ADJOURNMENT OF THE SPECIAL MEETING

Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of approval of the proposed issuance of shares of our common stock in an amount exceeding 19.9% of our outstanding common stock pursuant to the Warrant Exchange Agreements as described in Proposal 1.

Approval of the adjournment of the Special Meeting requires an affirmative vote of a majority of the votes cast on the proposal at the Special Meeting. Abstentions and broker non-votes will not be counted towards, and will have no effect on, the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ADJOURNMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 3
APPROVAL OF AMENDMENT TO OUR RESTATED CERTIFICATE OF
INCORPORATION TO DECREASE THE AUTHORIZED NUMBER OF SHARES OF OUR COMMON STOCK, $0.01 PAR VALUE PER SHARE, FROM 300,000,000 to 275,000,000

The Board of Directors has determined that it is advisable to decrease our authorized common stock, $0.01 par value per share, from 300,000,000 shares to 275,000,000 shares, subject to the implementation of the reverse stock split described below, and has voted to recommend that the stockholders adopt an amendment to our Restated Certificate of Incorporation effecting the proposed decrease. The full text of the proposed amendment to our Restated Certificate of Incorporation is attached to this proxy statement as Appendix B.

As of the January 18, 2011 record date, 110,244,595 shares of our common stock were issued and outstanding (excluding treasury shares). As of February 15, 2011, 133,906,902 shares of our common stock were issued and outstanding (excluding treasury shares), an additional 33,905,905 shares were reserved for issuance upon the conversion of existing securities and exercise of options or warrants granted under our various stock-based plans and certain agreements, and an additional 3,381,725 shares remain available for issuance under our 2005 stock plan and ESPP combined. Accordingly, of our 300,000,000 authorized common shares, approximately 128,805,468 shares of common stock are available for future issuance.

At a Special Meeting of Stockholders held on December 21, 2010, our stockholders approved an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1:2 to 1:20, such ratio to be determined by the Board of Directors.

The Board of Directors believes it continues to be in the best interest of OXiGENE and its stockholders to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with future financings, possible acquisitions of other companies, investment opportunities or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Restated Certificate of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments.

Except as described in this Proxy Statement pursuant to the Warrant Exchange Agreements, we currently have no specific understandings, arrangements, agreements or other plans to issue, in connection with future acquisitions, financings or otherwise, any of the additional authorized but unissued shares that would remain available following the proposed decrease in the number of authorized shares of our common stock. However, the Board of Directors believes that the unissued shares that will be available upon the implementation of the reverse stock split will result in an excessive franchise tax liability, while a lower number of unissued shares will provide sufficient flexibility for corporate action in the future. Therefore, the Board of Directors recommends that our stockholders approve a decrease in the number of authorized shares of our common stock from 300,000,000 to 275,000,000, subject to and following the implementation of the reverse stock split. Even if the stockholders approve the proposed decrease in the number of OXiGENE’s authorized shares, OXiGENE reserves the right not to amend the Restated Certificate of Incorporation if the Board does not deem such amendment to be in the best interest of OXiGENE and its stockholders following the Special Meeting.

We will not solicit further authorization by vote of the stockholders for the issuance of the unissued authorized shares of common stock, except as required by law, regulatory authorities or rules of the NASDAQ Stock Market or any other stock exchange on which our shares may then be listed. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not generally have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

Approval of the amendment to our Restated Certificate of Incorporation to effect the proposed decrease in our authorized number of shares of common stock requires an affirmative vote of a majority of the common stock outstanding and entitled to vote at the Special Meeting. Abstentions and broker non-votes will be counted towards the vote total for this proposal and will have the same effect as “against” votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information with respect to the beneficial ownership of our common stock as of January 7, 2011, for (a) (1) our Chief Executive Officer, (2) our Chief Financial Officer and (3) our next most highly compensated executive officer who earned more than $100,000 during the fiscal year ended December 31, 2010, (b) each of our directors, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of January 7, 2011 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the tables. Except as indicated in footnotes to these tables, we believe that the stockholders named in these tables have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 110,244,595 shares of common stock outstanding on January 7, 2011.

	Number of Shares
	Beneficially Owned
	and Nature of	Percent of
	Ownership	Class %

David Chaplin(1)	644,350	*
Roy Fickling(2)	202,846	*
Tamar Howson	75,000	*
Mark Kessel(3)	27,232,118	24.7%
Peter Langecker(4)	193,750	*
Jim Murphy(5)	403,750	*
William Schwieterman(6)	179,208	*
William Shiebler(7)	452,002	*
Alastair J.J. Wood	115,000	*
All current directors and executive officers as a group (9 persons)(8)	29,498,024	26.5%

*	Less than 1%.

(1)	Includes options to purchase 511,250 shares of common stock, which are exercisable within 60 days of January 7, 2011 (March 8, 2011).

(2)	Includes 10,000 shares of unvested restricted common stock granted in 2007, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

(3)	Includes 27,207,118 shares of common stock held by Symphony ViDA Holdings LLC. Mark Kessel is a Managing Member of Symphony GP LLC, which is the general partner of Symphony Capital GP, L.P., which is the general partner of Symphony Capital Partners, L.P., which is the manager of Symphony ViDA Holdings LLC.

(4)	Includes options to purchase 193,750 shares of common stock, which are exercisable within 60 days of January 7, 2011 (March 8, 2011).

(5)	Includes options to purchase 363,750 shares of common stock, which are exercisable within 60 days of January 7, 2011 (March 8, 2011).

(6)	Includes 10,000 shares of unvested restricted common stock granted in 2007, which vest in equal annual installments over a four-year period, all of which are subject to transfer and forfeiture restrictions.

(7)	Includes options to purchase 135,000 shares of common stock, which are exercisable within 60 days of January 7, 2011 (March 8, 2011).

(8)	Includes 40,000 shares of common stock subject to transfer restrictions, options to purchase 1,203,750 shares of common stock held by the directors and executive officers as a group and which are exercisable within 60 days of January 7, 2011 (March 8, 2011) and 20,000 shares of unvested restricted common stock, all of which were granted in 2007, which vest in equal annual installments over a four-year period, and which are subject to transfer and forfeiture restrictions.

As of January 7, 2011, the following is the only entity known to us to be the beneficial owner of more than 5% of our outstanding common stock.

	Number of Shares
	Beneficially Owned
	and Nature of	Percent of
Name and Address of Beneficial Owner	Ownership	Class

Symphony ViDA Holdings LLC	27,207,118	24.7%
875 Third Avenue 18th Floor New York, NY 10022

The determination that there were no other persons, entities or groups known to us to beneficially own more than 5% of our outstanding common stock was based on a review of all statements filed with respect to us since the beginning of the past fiscal year with the Securities and Exchange Commission pursuant to Section 13(d) or 13(g) of the Exchange Act.

EXPENSES OF SOLICITATION

We will bear the costs of soliciting proxies from our stockholders. We currently estimate such costs to be approximately $10,000. We will make this solicitation by mail, and our directors, officers and employees may also solicit proxies by telephone or in person, for which they will receive no compensation other than their regular compensation as directors, officers or employees. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to beneficial owners of our voting securities. We will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses that are incurred by them. We have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support for a services fee and the reimbursement of customary disbursements that are not expected to exceed $15,000 in the aggregate.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Your eligibility as a stockholder to submit proposals and director nominations, the proper subjects of such proposals and other issues governing stockholder proposals and director nominations are regulated by the rules adopted under Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in the proxy statement relating to our annual meeting of stockholders to be held in 2011, stockholder proposals and nominations must have been received no later than February 2, 2011. If we do not receive notice of any matter to be considered for presentation at the annual meeting, although not to be included in the proxy statement, between March 19, 2011 and April 18, 2011, management proxies may confer discretionary authority to vote on the matters presented at the annual meeting by a stockholder in accordance with Rule 14a-4 under the Exchange Act. All stockholder proposals should be marked for the attention of The Secretary, OXiGENE, INC., 701 GATEWAY BOULEVARD, SUITE 210, SOUTH SAN FRANCISCO, CALIFORNIA 94080.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

South San Francisco, CA
February 18, 2011

Appendix A

FORM OF WARRANT EXCHANGE AGREEMENT

THIS WARRANT EXCHANGE AGREEMENT (the “Agreement”) is dated as of January 18, 2011, by and between OXiGENE, Inc., a Delaware corporation with offices located at 701 Gateway Blvd, Suite 210, South San Francisco, CA 94080 (the “Company”), and           (the “Investor”).

WHEREAS:

A. The Company, the Investor and certain other investors (the “Other Investors” and together with the Investor, the “Investors”) are parties to that certain Securities Purchase Agreement, dated as of March 10, 2010, as amended by that certain Amendment and Exchange Agreement dated as of March 25, 2010 (the “Existing Securities Purchase Agreement”), pursuant to which, among other things, the Investor purchased from the Company (i) certain shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), (ii) a Series A Warrant, which is currently exercisable into           shares of Common Stock (the “Series A Warrant”), (iii) a Series B Warrant, which was exercisable into shares of Common Stock and which has expired prior to the date of this Agreement, (iv) a Series C Warrant, which is currently exercisable into           shares of Common Stock (the “Series C Warrant”), and (v) a Series D Warrant, which was exercisable into shares of Common Stock and which has expired prior to the date of this Agreement.

B. The Company and the Investor desire to enter into this Agreement, pursuant to which, among other things, the Company and the Investor shall (x) at the Initial Closing (as defined below), exchange the Series A Warrant and the Series C Warrant currently held by the Investor for (i)           shares of Common Stock (the “Initial Closing Shares”), and (ii) a warrant in the form attached hereto as Exhibit A (the “Series E Warrant”), initially exercisable into           shares of Common Stock (the “Series E Warrant Shares”) and (y) subject to occurrence of the Stockholder Approval (as defined below), at the Second Closing (as defined below), exchange the Series E Warrant then held by the Investor for           shares of Common Stock (the “Second Closing Shares”), each as described below.

C. As a closing condition to the transactions contemplated hereby, each of the Other Investors are executing agreements identical to this Agreement (other than proportional changes in the numbers reflecting (x) such different number of shares of Common Stock (the “Other Initial Closing Shares”) and such warrants (the “Other Series E Warrants”, and together with the Series E Warrant, the “Series E Warrants”) exercisable into such different number of shares of Common Stock (the “Other Series E Warrant Shares”) to be issued to each such Other Investor in exchange for the Series A Warrant (as defined in the Existing Securities Purchase Agreement) and Series C Warrant (as defined in the Existing Securities Purchase Agreement) of such Other Investor concurrently with the Initial Closing and (y) such different number of shares of Common Stock (the “Other Second Closing Shares”, and together with the Initial Closing Shares, the Other Initial Closing Shares and the Second Closing Shares, collectively, the “Exchange Shares”) to be issued to each such Other Investor in exchange for the Series E Warrant of such Other Investor concurrently with the Second Closing, in each case, pursuant to separate agreements dated of even date herewith) (the “Other Agreements,” and together with this Agreement, the “Agreements”).

D. The exchange of (x) the Series A Warrant and the Series C Warrant for the Initial Exchange Shares and the Series E Warrant at the Initial Closing and (y) the Series E Warrant for the Second Closing Shares at the Second Closing are each being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”); and

E. The Initial Closing Shares, the Other Initial Closing Shares, the Second Closing Shares, the Other Second Closing Shares, the Series E Warrants, the Other Series E Warrants, the Series E Warrant Shares and the Other Series E Warrant Shares are collectively referred to herein as the “Securities”.

F. Capitalized terms used but not otherwise defined herein shall have the meanings as set forth in the Existing Securities Purchase Agreement as amended hereby.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.  EXCHANGES.

1.1  Initial Exchange.  Subject to the satisfaction or waiver of the conditions with respect to the Initial Closing set forth in Sections 5 and 6 below, at the Initial Closing the Investor and the Company shall, pursuant to Section 3(a)(9) of the 1933 Act, exchange the Series A Warrant and the Series C Warrant for the Initial Closing Shares and the Series E Warrant, as follows (the “Initial Exchange”):

(a) Initial Closing.  The issuance of the Initial Closing Shares and the Series E Warrant (the “Initial Closing”) shall occur at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, NY 10166. The date and time of the Initial Closing shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Initial Closing set forth in Sections 5 and 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and each Investor).

(b) Consideration.  At the Initial Closing, the Initial Closing Shares and the Series E Warrant shall be issued to the Investor in exchange for the Series A Warrant and the Series C Warrant without the payment of any additional consideration.

(c) Delivery.  In exchange for the Series A Warrant and the Series C Warrant, the Company shall, at the Initial Closing, (i) deliver or cause to be delivered to the Investor certificates for the Series E Warrant and (ii) cause American Stock Transfer & Trust Company, LLC (together with any subsequent transfer agent, the “Transfer Agent”) through the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, to credit the Initial Closing Shares to the Investor’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system. The Investor shall deliver or cause to be delivered to the Company (or its designee) the original Series A Warrant and the original Series C Warrant, as soon as commercially practicable following the Initial Closing. As of the Initial Closing Date, all of the Investor’s rights under the Series A Warrant and the Series C Warrant shall be extinguished.

1.2  Second Exchange.  Subject to the satisfaction or waiver of the conditions with respect to the Second Closing set forth in Sections 5 and 6 below and the Company obtaining the Stockholder Approval (as defined below), at the Second Closing the Investor and the Company shall, pursuant to Section 3(a)(9) of the 1933 Act, exchange the Series E Warrant for the Second Closing Shares, as follows (the “Second Exchange”, and together with the Initial Exchange, the “Exchanges”):

(a) Special Meeting.  The Company shall use its reasonable best efforts to provide each of its stockholders entitled to vote at a special meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be promptly called and held not later than February 28, 2011 (or in the event that such proxy statement is subject to a full review by the SEC, March 31, 2011), a proxy statement, substantially in a form which shall have been previously reviewed by Greenberg Traurig LLP, at the expense of the Company but in any event such expense not to exceed $10,000 without the prior written approval of the Company; soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for the approval of resolutions (“Stockholder Resolutions”) providing for the Company’s issuance of all of the Securities as described in the Agreements in accordance with applicable law and the rules and regulations of the Principal Market (such affirmative approval being referred to herein as the “Stockholder Approval”, and the date such Stockholder Approval is obtained, the “Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve such resolutions. The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting deadline set forth above. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained on or prior to such Stockholder Meeting deadline and the Company’s stockholders authorize an adjournment of the Stockholder Meeting to solicit additional proxies, then, for the sake of economy, the Company shall so adjourn the Stockholder Meeting and continue using its reasonable best efforts to solicit sufficient additional proxies to obtain the Stockholder Approval through and until the sooner of such time as the Company obtains the Stockholder Approval or May 18, 2011. If, however, the Company’s stockholders do not approve the adjournment of the Stockholder Meeting, the Company shall cause an additional Stockholder Meeting to be held once in each subsequent calendar quarter thereafter, provided however that the Company shall have no obligation to seek Stockholder Approval after May 18, 2011.

(b) Second Closing.  The issuance of the Second Closing Shares (the “Second Closing”) shall occur at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, NY 10166. The date and time of the Second Closing shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Second Closing set forth in Sections 5 and 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and each Investor).

(c) Consideration.  At the Second Closing the Second Closing Shares shall be issued to the Investor in exchange for the Series E Warrant without the payment of any additional consideration.

(d) Delivery.  In exchange for the Series E Warrant, the Company shall, at the Second Closing, cause the Transfer Agent through the DTC Fast Automated Securities Transfer Program, to credit the Second Closing Shares to the Investor’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system. The Investor shall deliver or cause to be delivered to the Company (or its designee) the original Series E Warrant as soon as commercially practicable following the Initial Closing. As of the Second Closing Date, all of the Investor’s rights under the Series E Warrant shall be extinguished.

1.3  Other Documents.  The Company and the Investor shall execute and/or deliver such other documents and agreements as are reasonably necessary to effectuate the Exchanges.

2.  AMENDMENTS TO TRANSACTION DOCUMENTS.

2.1  Ratifications.  Except as otherwise expressly provided herein, the Existing Securities Purchase Agreement and each other Transaction Document, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Closing Date: (i) all references in the Existing Securities Purchase Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Existing Securities Purchase Agreement shall mean the Existing Securities Purchase Agreement as amended by this Agreement, and (ii) all references in the other Transaction Documents, to the “Securities Purchase Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Securities Purchase Agreement shall mean the Existing Securities Purchase Agreement as amended by this Agreement.

2.2  Amendments to Transaction Documents.  On and after the Closing Date, each of the Transaction Documents and Schedule 3.2 hereof are hereby amended as follows:

(a) The defined term “Common Shares” is hereby amended to include “the Exchange Shares” (as defined in the Warrant Exchange Agreements)”.

(b) The defined term “Series A Warrants” is hereby amended to include “the Series E Warrants (as defined in the Warrant Exchange Agreements)”.

(c) The defined term “Series A Warrant Shares” is hereby amended to include “the Series E Warrant Shares (as defined in the Warrant Exchange Agreements) and the Other Series E Warrant Shares (as defined in the Warrant Exchange Agreements)”.

(d) The defined term “Warrant Exchange Agreements” shall mean “those certain Warrant Exchange Agreements, dated as of January 18, 2011, each by and between the Company and each Buyer”.

(e) The defined term “Transaction Documents” is hereby amended to include the Warrant Exchange Agreements.

2.3  Amendment to Existing Securities Purchase Agreement.  On and after the Closing Date, the Existing Securities Purchase Agreement is hereby amended as follows:

(a) Section 4(o)(i) is hereby amended such that:

(i) the reference to “five (5) Trading Days” is hereby replaced by “three (3) Trading Days”;

(ii) the reference to “three (3) Trading Days” is hereby replaced by “two (2) Trading Days”; and

(iii) the reference to “two (2) Trading Days” is hereby replaced by “one (1) Trading Day”.

(b) Section 4(o)(ii) is hereby amended such that:

(i) the reference to the “third (3 rd) Business Day” is hereby replaced by the “second (2 nd) Business Day”; and

(ii) the reference to the “fifth (5 th) Business Day” is hereby replaced by the “second (2 nd) Business Day”.

3.  REPRESENTATIONS AND WARRANTIES

3.1  Investor Bring Down.  The Investor hereby represents and warrants to the Company with respect to itself only as set forth in Section 2 of the Existing Securities Purchase Agreement (as amended hereby) as to this Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement. Such representations and warranties to the transactions thereunder and the securities issued pursuant thereto are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the securities pursuant hereto.

3.2  Company Bring Down.  Except as set forth on Schedule 3.2 attached hereto, the Company represents and warrants to the Investor as set forth in Section 3 of the Existing Securities Purchase Agreement (as amended hereby) as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement (other than Sections 3(a), 3(c), 3(e), 3(n) and 3(r) of the Existing Securities Purchase Agreement, which shall be deemed to be amended and restated in the form attached hereto on Schedule 3.2 (as amended by Section 2.2 hereof)). Such representations and warranties to the transactions thereunder and the securities issued pursuant thereto are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the securities pursuant hereto, references therein to “Closing Date” being deemed references to the Initial Closing Date or the Second Closing Date, as applicable, and references to “the date hereof” being deemed references to the date of this Agreement.

4.  COVENANTS.

4.1  Reasonable Best Efforts.  The Company shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 6 of this Agreement. The Investor shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 5 of this Agreement.

4.2  Disclosure of Transactions and Other Material Information.  On or before 9:30 a.m., New York time, on the first (1st) Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Agreement in the form required by the Securities Exchange Act of 1934, as amended, and attaching this Agreement and the form of the Series E Warrant thereto as exhibits (including all attachments, the “8-K Filing”). From and after the issuance of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to any of the Investors by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Agreement. On or before 9:30 a.m., New York time, on the Initial Closing Date, the Company shall file a Current Report on Form 8-K certifying that the Initial Exchange has been consummated. On or before 9:30 a.m., New York time, on the Second Closing Date, the Company shall file a Current Report on Form 8-K certifying that the Second Exchange has been consummated.

4.3  Fees.  The Company shall reimburse Greenberg Traurig, LLP (counsel to the lead Investor), on demand, for all reasonable, documented costs and expenses incurred by it in connection with preparing and delivering this Agreement (including, without limitation, all reasonable, documented legal fees and disbursements in connection therewith, and due diligence in connection with the transactions contemplated thereby), provided, however, that the amount payable by the Company to Greenberg Traurig, LLP in connection with this Agreement shall not exceed $15,000 in the aggregate unless previously agreed to in writing by the Company.

4.4  Holding Period.  For the purposes of Rule 144, the Company acknowledges that the holding period of (x) the Initial Closing Shares, the Series E Warrants and the Series E Warrant Shares (if acquired using a Cashless Exercise (as defined in the Series E Warrant)) may be tacked onto the holding period of the Series A Warrants and the Series C Warrants and (y) the Second Closing Shares may be tacked onto the holding period of the Series E Warrants, and the Company agrees not to take a position contrary to this Section 4.4.

4.5  No Ability to Vote Shares Issued at First Closing.  As required by the rules and regulations of the Principal Market, the Investor covenants and agrees not vote its Initial Closing Shares at the Special Meeting.

4.6  No Waiver of Voting Agreements.  The Company shall not amend, waive or modify any provision of the Voting Agreements (as defined below).

5.  CONDITIONS TO COMPANY’S OBLIGATIONS HEREUNDER.

The obligations of the Company to the Investor hereunder are subject to the satisfaction of each of the following conditions (except to the extent such condition is expressly conditional to a specific closing, in which case such condition shall only apply to such specific closing), provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

5.1 The Investor shall have duly executed this Agreement and delivered the same to the Company.

5.2 Each of the Other Investors shall have duly executed the Other Agreement of such Other Investor and delivered the same to the Company.

5.3 The representations and warranties of the Investor shall be true and correct in all material respects as of the date when made and as of each Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to each Closing Date.

5.4 With respect to the Second Closing only, the Stockholder Approval shall have occurred.

6.  CONDITIONS TO INVESTOR’S OBLIGATIONS HEREUNDER.

The obligations of the Investor hereunder are subject to the satisfaction of each of the following conditions (except to the extent such condition is expressly conditional to a specific closing, in which case such condition shall only apply to such specific closing), provided that these conditions are for the Investor’s sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

6.1 The Company shall have duly executed and delivered this Agreement to the Investor.

6.2 At the Initial Closing, the Company shall have duly executed and delivered (or caused to be delivered) to the Investor the certificate with respect to the Series E Warrant and electronically delivered to the Investor (or its designee) through DTC the Initial Closing Shares. At the Second Closing, the Company shall have electronically delivered to the Investor (or its designee) through DTC the Second Closing Shares.

6.3 The Company shall have delivered to the Investor a copy of each Other Agreement, duly executed and delivered by the Company and each Other Investor party thereto.

6.4 The Investor shall have received the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., the Company’s counsel, dated as of the applicable Closing Date, in the form reasonably acceptable to the Investor.

6.5 The Company shall have delivered to the Investor a copy of the Amended and Restated Irrevocable Transfer Agent Instructions, in the form acceptable to the Investor, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

6.6 The Company shall have delivered to the Investor a certificate, in the form acceptable to the Investor, duly executed by the Secretary of the Company and dated as of each Closing Date, as to (i) the resolutions authorizing the transactions contemplated hereby as adopted by the Company’s board of directors, in a form reasonably acceptable to the Investor, (ii) the Certificate of Incorporation of the Company and (iii) the Bylaws of the Company, each as in effect at each Closing.

6.7 Each and every representation and warranty of the Company shall be true and correct in all material respects as of the date when made and as of each Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to each Closing Date. The Investor shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of each Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Investor in the form acceptable to the Investor.

6.8 The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the transactions contemplated by this Agreement, including without limitation, those required by the Principal Market, except for the Stockholder Approval.

6.9 No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

6.10 The Company and its Subsidiaries shall have delivered to the Investor such other documents relating to the transactions contemplated by this Agreement as the Investor or its counsel may reasonably request.

6.11 The Company shall have duly executed and delivered to such Investor voting agreements in the form of Exhibit B hereto (the “Voting Agreements”), by and between the Company and each of its executive officers, directors and Symphony Capital LLC (the “Principal Stockholders”) and the Principal Stockholders shall have duly executed and delivered to such Investor the Voting Agreements.

6.12 With respect to the Second Closing only, the Stockholder Approval shall have occurred prior to May 18, 2011.

7.  TERMINATION.

In the event that the First Closing does not occur on or before five (5) Business Days from the date hereof due to the Company’s or the Investor’s failure to satisfy the conditions set forth in Sections 5 and 6 hereof (and the nonbreaching party’s failure to waive such unsatisfied conditions(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party. Upon such termination, the terms hereof shall be null and void and the parties shall continue to comply with all terms and conditions of the Transaction Documents, as in effect prior to the execution of this Agreement; provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse Greenberg Traurig LLP for the expenses described in Section 4.3 above.

8.  MISCELLANEOUS.

8.1  Miscellaneous Provisions.  Section 9 of the Existing Securities Purchase Agreement is hereby incorporated by reference herein, mutatis mutandis.

8.2  Legends.  No restrictive legends shall be placed on the certificates representing the Securities.

8.3  Most Favored Nation.  The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Person with respect to any consent, release, amendment, settlement or waiver relating to the terms, conditions and transactions contemplated hereby (each a “Settlement Document”), is or will be more favorable to such Person than those of the Investor and this Agreement. If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Investor immediately following the occurrence thereof and (ii) the terms and conditions of this Agreement, the other Exchange Documents and the Securities (other than any limitations on conversion or exercise set forth therein) shall be, without any further action by the Investor or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Investor shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the Investor may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement or the Securities (as the case may be) shall apply to the Investor as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Investor. The provisions of this Section 8.3 shall apply similarly and equally to each Settlement Document.

8.4  No Commissions.  Neither the Company nor the Investor has paid or given, or will pay or give, to any person, any commission or other remuneration, directly or indirectly, in connection with the transactions contemplated by this Agreement.

8.5  No Registration or Listing.  Notwithstanding anything set forth herein or in the Transaction Documents as amended hereby, the Investor hereby acknowledges and agrees that the Company shall have no obligation to register the Series E Warrant Shares with the Securities and Exchange Commission, nor shall the Company have any obligation to cause the Series E Warrants to be listed on the OTC Bulletin Board.

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IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

COMPANY:

OXIGENE, INC.

By:
Name: Dr. Peter J. Langecker
Title: Chief Executive Officer

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

INVESTOR:

By:
Name:
Title:

☐ Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed to exchange the Series A warrants and the Series C warrants of the above-signed for the Initial Closing Shares and the Series E warrant to be issued to the above-signed at the Initial Closing in accordance herewith, and the obligations of the Company to issue such Initial Closing Shares and such Series E warrant to the above-signed in exchange for such Series A warrants and such Series C warrants of the above-signed, shall be unconditional and all conditions to the Initial Closing shall be disregarded, (ii) the Initial Closing shall occur no later than the third (3rd) Trading Day following the date of this Agreement and (iii) any condition to the Initial Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or the above-signed of any agreement, instrument, certificate or the like, shall no longer be a condition and shall instead be an unconditional obligation of the Company or the above-signed (as applicable) to deliver such agreement, instrument, certificate or the like to such other party on the First Closing Date.

Schedule 2.2:

3(a): Organization and Qualification.  Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. With the exception of the Company’s “forfeited” status in the State of California, each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents (as defined below). The Company has no Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns at least fifty percent (50% of the outstanding capital stock or holds at least fifty percent (50%) of the equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

3(c): Issuance of Securities.  The Common Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The Warrants are duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than 100% of the maximum number of Warrant Shares issuable upon exercise of the Warrants as of such date (without taking into account any possible adjustments pursuant to the anti-dilution rights attendant thereto or any limitations on the exercise of the Warrants set forth therein). Upon exercise in accordance with the Warrants, the Warrant Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of the Buyers in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

3(e): Consents.  Other than the Stockholder Approval (as defined in the Warrant Exchange Agreements), neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC and any other filings as may be required by any state securities agencies), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. Other than the Stockholder Approval, all consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any Subsidiary from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. Except as set forth in the SEC Documents, the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

3(n): Conduct of Business; Regulatory Permits.  Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, Bylaws, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or their organizational charter, certificate of formation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, other than as set forth in the SEC Documents, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Since January 1, 2008, other than as set forth in the SEC Documents, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

3(r): Equity Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of (i) 300,000,000 shares of Common Stock, of which, subject to Schedule 3(r), 110,244,595 are issued and outstanding and 64,861,822 shares are reserved for issuance pursuant to securities (other than the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 15,000,000 shares of Preferred Stock, $0.01 par value, of which none are outstanding. No shares of Common Stock are held in treasury. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. 28,294,274 shares of the Company’s issued and outstanding Common Stock on the date hereof are as of the date hereof owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. To the Company’s knowledge, as of the date hereof, except as set forth in the SEC Documents, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Equivalents, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws). Except as disclosed in the SEC Documents: (i) none of the Company’s or any Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company or any Subsidiary; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. The Company has made available to the Buyers true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto that have not been disclosed in the SEC Documents.

Exhibit A — Form of Series E Warrant

FORM OF SERIES E WARRANT

OXiGENE, Inc.

Series E Warrant To Purchase Common Stock

Series E Warrant No.: [          ]
Exchange Date: January   , 2011
Date of Issuance: March 11, 2010 (“Issuance Date”)

OXiGENE, Inc., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [HUDSON BAY MASTER FUND LTD.], [OTHER BUYERS], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the six month anniversary of the Exchange Date (the “Initial Exercise Date”), but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), 899,122 (subject to adjustment as provided herein) fully paid and nonassessable shares of Common Stock (as defined below) (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 16. This Warrant is one of the Warrants to Purchase Common Stock issued in exchange for a Series A Warrant to Purchase Common Stock of the Company, dated as of this Issuance Date, initially exercisable into [     ] shares of Common Stock and exercisable into [     ] shares of Common Stock as of the Exchange Date and a Series C Warrant to Purchase Common Stock of the Company, dated as of this Issuance Date, initially exercisable into [     ] shares of Common Stock and exercisable into [     ] shares of Common Stock as of the Exchange Date (collectively, the “Existing Warrant” and together with such other outstanding Series A Warrants to Purchase Common Stock of the Company and Series C Warrants to Purchase Common Stock of the Company, the “Existing Warrants”), issued pursuant to the Securities Purchase Agreement (as defined below), but shall not, except as set forth herein or in the Exchange Agreements (as defined below), constitute a release of any claim under any Transaction Document (as defined in the Securities Purchase Agreement). This Warrant to Purchase Common Stock (including all Warrants issued in exchange, transfer or replacement hereof, this “Warrant”) is one of an issue of Warrants to Purchase Common Stock (collectively, the “SPA Warrants” and such other SPA Warrants, the “Other SPA Warrants”) issued in exchange for the Existing Warrants pursuant to those certain Exchange Agreements, dated as of January 18, 2011 (the “Exchange Date”), each by and between the holder of Existing Warrants as of the Exchange Date and the Company (the “Exchange Agreements”). This Warrant is subject to the terms and conditions of the Exchange Agreements, including but not limited to the provisions set forth therein relating to the Exchanges (as defined in the Exchange Agreements).

1.  EXERCISE OF WARRANT.

(a) Mechanics of Exercise.  Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder on any day on or after the Initial Exercise Date, in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. Within one (1) Trading Day following an exercise of this Warrant as aforesaid, the Holder shall deliver payment to the Company of an amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Shares as to which this Warrant was so exercised (the “Aggregate Exercise Price”) in cash or via wire transfer of immediately available funds if the Holder did not notify the Company in such Exercise Notice that such exercise was made pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original of this Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Shares shall have the same effect as cancellation of the original of this Warrant after delivery of the Warrant Shares in accordance with the terms hereof. On or before the first (1st) Trading Day following the date on which the Company has received an Exercise Notice, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of such Exercise Notice to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the third (3rd) Trading Day following the date on which the Company has received such Exercise Notice, the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the Holder or, at the Holder’s instruction pursuant to the Exercise Notice, the Holder’s agent or designee, in each case, sent by reputable overnight courier to the address as specified in the applicable Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee (as indicated in the applicable Exercise Notice), for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares (as the case may be). If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon such exercise, then, at the request of the Holder, the Company shall as soon as practicable and in no event later than three (3) Business Days after any exercise and at its own expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. Notwithstanding the foregoing, except in the case where an exercise of this Warrant is validly made pursuant to a Cashless Exercise (as defined in Section 1(d)), the Company’s failure to deliver Warrant Shares to the Holder on or prior to the second (2nd) Trading Day after the Company’s receipt of the Aggregate Exercise Price shall not be deemed to be a breach of this Warrant.

(b) Exercise Price.  For purposes of this Warrant, “Exercise Price” means $0.23, subject to adjustment as provided herein.

(c) Company’s Failure to Timely Deliver Securities.  If the Company shall fail, for any reason or for no reason, to issue to the Holder within the later of (i) three (3) Trading Days after receipt of the applicable Exercise Notice and (ii) two (2) Trading Days after the Company’s receipt of the Aggregate Exercise Price (or valid notice of a Cashless Exercise) (such later date, the “Share Delivery Deadline”), a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit the Holder’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant (as the case may be), and if on or after such Share Delivery Deadline the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company, then, in addition to all other remedies available to the Holder, the Company shall, within three (3) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock times (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the applicable Exercise Notice.

(d) Cashless Exercise.  Notwithstanding anything contained herein to the contrary (other than Section 1(f) below), if at the time of exercise hereof a Registration Statement (as defined in the Registration Rights Agreement (as defined in the Securities Purchase Agreement)) is not effective (or the prospectus contained therein is not available for use) for the resale by the Holder of all of the Warrant Shares, then the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number	=	(A x B)	-	(A x C)

B

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= as applicable: (i) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the applicable Exercise Notice if such Exercise Notice is (1) both executed and delivered pursuant to Section 1(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 1(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) the Bid Price of the Common Stock as of the time of the Holder’s execution of the applicable Exercise Notice if such Exercise Notice is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter pursuant to Section 1(a) hereof and (iii) the Closing Sale Price of the Common Stock on the date of the applicable Exercise Notice if the date of such Exercise Notice is a Trading Day and such Exercise Notice is both executed and delivered pursuant to Section 1(a) hereof after the close of “regular trading hours” on such Trading Day.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

(e) Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 13.

(f) Limitations on Exercises.  Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the Holder hereof to the extent (but only to the extent) that the Holder together with any of its affiliates would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the Common Stock after giving effect to such exercise. To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be exercisable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act (as defined in the Securities Purchase Agreement) and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor Holder of this Warrant. The holders of Common Stock shall be third party beneficiaries of this paragraph and the Company may not waive this paragraph without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Warrant or securities issued pursuant to the Securities Purchase Agreement. By written notice to the Company, any Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder sending such notice and not to any other holder of SPA Warrants.

(g) Insufficient Authorized Shares.  The Company shall at all times keep reserved for issuance under this Warrant a number of shares of Common Stock as shall be necessary to satisfy the Company’s obligation to issue shares of Common Stock hereunder (without regard to any limitation otherwise contained herein with respect to the number of shares of Common Stock that may be acquirable upon exercise of this Warrant). If, notwithstanding the foregoing, and not in limitation thereof, at any time while any of the SPA Warrants remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of the SPA Warrants at least a number of shares of Common Stock equal to the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of all of the SPA Warrants then outstanding (the “Required Reserve Amount”) (an “Authorized Share Failure”), then the Company shall promptly take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all the SPA Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

2.  ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 2.

(a) Stock Dividends and Splits.  Without limiting any provision of Section 4, if the Company, at any time on or after the date of the Securities Purchase Agreement, (i) pays a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is used in any calculation hereunder, then in such calculation such Exercise Price shall be adjusted appropriately to reflect such event.

(b) Number of Warrant Shares.  Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a) of this Section 2, the number of Warrant Shares that may be purchased upon exercise of this

Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained herein).

(c) Calculations.  All calculations under this Section 2 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

3.  RIGHTS UPON DISTRIBUTION OF ASSETS.  Except with respect to such dividends or other distributions in which an adjustment has been made to the Exercise Price pursuant to Section 2(a) above, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon a complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distributions would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such Distribution to such extent) and such Distribution to such extent shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

4.  PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a) Purchase Rights.  In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon a complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Rights to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Rights to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

(b) Fundamental Transactions.  The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents (as defined in the Securities Purchase Agreement) in accordance with the provisions of this Section 4(b) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder prior to such Fundamental Transaction, ensuring that such agreements shall effect the delivery to the Holder in exchange for this Warrant of a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, which is exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the consummation of each Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of each Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of this Warrant prior to the applicable Fundamental Transaction, such shares of publicly traded common stock (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant), as adjusted in accordance with the provisions of this Warrant. Notwithstanding the foregoing, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 4(b) to permit the Fundamental Transaction without the assumption of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of each Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant). Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Holder.

(c) Black Scholes Value.  Notwithstanding the foregoing and the provisions of Section 4(b) above, at the request of the Holder delivered at any time commencing on the earliest to occur of (x) the public disclosure of any Change of Control, (y) the consummation of any Change of Control and (z) the Holder first becoming aware of any Change of Control (including, without limitation, a Change of Control that is publicly disclosed, consummated or of which the Holder first becomes aware (as the case may be) prior to the Initial Exercise Date) through the date that is ninety (90) days after the public disclosure of the consummation of such Change of Control by the Company pursuant to a Current Report on Form 8-K filed with the SEC, the Company or the Successor Entity (as the case may be) shall purchase this Warrant from the Holder on the date of such request by paying to the Holder cash in an amount equal to the Black Scholes Value.

(d) Application.  The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied as if this Warrant (and any such subsequent warrants) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (or any such other warrant)).

5.  NONCIRCUMVENTION.  The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation (as defined in the Securities Purchase Agreement), Bylaws (as defined in the Securities Purchase Agreement) or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as any of the SPA Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the SPA Warrants, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the SPA Warrants then outstanding (without regard to any limitations on exercise).

6.  WARRANT HOLDER NOT DEEMED A STOCKHOLDER.  Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 6, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

7.  REISSUANCE OF WARRANTS.

(a) Transfer of Warrant.  If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b) Lost, Stolen or Mutilated Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c) Exchangeable for Multiple Warrants.  This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, no warrants for fractional shares of Common Stock shall be given.

(d) Issuance of New Warrants.  Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Sections 7(a) or 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8.  NOTICES.  Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon each adjustment of the Exercise Price and the number of Warrant Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s) and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder and (iii) at least ten (10) Trading Days prior to the consummation of any Fundamental Transaction. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its subsidiaries, the Company shall simultaneously file such notice with the SEC (as defined in the Securities Purchase Agreement) pursuant to a Current Report on Form 8-K. It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

9.  AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Warrant (other than Section 1(f)) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. No consideration shall be offered or paid to the Holder to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all of the holders of the other SPA Warrants. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

10.  SEVERABILITY.  If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

11.  GOVERNING LAW.  This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

12.  CONSTRUCTION; HEADINGS.  The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant. Terms used in this Warrant but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date (as defined in the Securities Purchase Agreement) in such other Transaction Documents unless otherwise consented to in writing by the Holder.

13.  DISPUTE RESOLUTION.  In the case of a dispute as to the determination of the Exercise Price, the Closing Bid Price, the Closing Sale Price, the Bid Price or fair market value or the arithmetic calculation of the Warrant Shares (as the case may be), the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via facsimile (i) within two (2) Business Days after receipt of the applicable notice giving rise to such dispute to the Company or the Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute (including, without limitation, as to whether any issuance or sale or deemed issuance or sale was an issuance or sale or deemed issuance or sale of Excluded Securities). If the Holder and the Company are unable to agree upon such determination or calculation (as the case may be) of the Exercise Price, the Closing Bid Price, the Closing Sale Price, the Bid Price or fair market value or the number of Warrant Shares (as the case may be) within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Company or the Holder (as the case may be), then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Exercise Price, the Closing Bid Price, the Closing Sale Price, the Bid Price or fair market value (as the case may be) to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant (as the case may be) to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives such disputed determinations or calculations (as the case may be). Such investment bank’s or accountant’s determination or calculation (as the case may be) shall be binding upon all parties absent demonstrable error.

14.  REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant (including, without limitation, compliance with Section 2 hereof). The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

15.  TRANSFER.  This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required by Section 2(g) of the Securities Purchase Agreement.

16.  CERTAIN DEFINITIONS.  For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Bid Price” means, for any security as of the particular time of determination, the bid price for such security on the Principal Market as reported by Bloomberg as of such time of determination, or, if the Principal Market is not the principal securities exchange or trading market for such security, the bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg as of such time of determination, or if the foregoing does not apply, the bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg as of such time of determination, or, if no bid price is reported for such security by Bloomberg as of such time of determination, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.) as of such time of determination. If the Bid Price cannot be calculated for a security as of the particular time of determination on any of the foregoing bases, the Bid Price of such security as of such time of determination shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(b) “Black Scholes Value” means the value of this Warrant based on the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of the date of the Holder’s request pursuant to Section 4(c), (ii) an expected volatility equal to the 100 day volatility obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction (using 360 as the input for the annualization factor and the Rogers-Satchell volatility estimator model), which volatility shall in no event be more than 150% or less than 80%, and, if applicable, (iii) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in the applicable Fundamental Transaction.

(c) “Bloomberg” means Bloomberg, L.P.

(d) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(e) “Change of Control” means any Fundamental Transaction other than (A) any merger of the Company or any of its direct or indirect wholly-owned Subsidiaries with or into any of the foregoing Persons, (B) any reorganization, recapitalization or reclassification of the Common Stock, in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, (C) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or (D) a merger in connection with a bona fide acquisition by the Company of any Person in which (x) the gross consideration paid, directly or indirectly, by the Company (as calculated in accordance with Section 2(b)(iv) of the Existing Warrant, but treating any assumption of indebtedness, directly or indirectly, by the Company as an increase in the consideration paid on a dollar-for-dollar basis) in such acquisition is not greater than 20% of the Company’s market capitalization as calculated on each of (1) the date of the public announcement of such merger and (2) the date of the consummation of such merger and (y) such merger does not contemplate any change to the identity of the board of directors of the Company or any of the members of the senior management of the Company, including, without limitation, the chief executive officer and the chief financial officer of the Company.

(f) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(g) “Common Stock” means (i) the Company’s shares of common stock, $0.01 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(h) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(i) “Eligible Market” means The New York Stock Exchange, the NYSE Amex, the Nasdaq Global Select Market, the Nasdaq Capital Market or the Principal Market.

(j) “Expiration Date” means the date that is the fifth (5th) anniversary of the Issuance Date or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(k) “Fundamental Transaction” means that (i) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company or any of its Subsidiaries is the surviving corporation) any other Person, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (3) allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) reorganize, recapitalize or reclassify the Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

(l) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(m) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(n) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(o) “Principal Market” means the Nasdaq Global Market.

(p) Securities Purchase Agreement” means that certain securities purchase agreement, dated as of the Subscription Date, by and among the Company and the initial holders of the Existing Warrants, as may be amended from time to time.

(q) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(r) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder.

(s) “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

(t) “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Exchange Date set out above.

OXIGENE, INC.

By:
Name:

Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK

OXIGENE, INC.

The undersigned holder hereby exercises the right to purchase           of the shares of Common Stock (“Warrant Shares”) of OXiGENE, Inc., a Delaware corporation (the “Company”), evidenced by Series E Warrant No.           (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price.  The Holder intends that payment of the Exercise Price shall be made as:

          a “Cash Exercise” with respect to           Warrant Shares; and/or

          a “Cashless Exercise” with respect to           Warrant Shares.

In the event that the Holder has elected a Cashless Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder hereby represents and warrants that (i) this Exercise Notice was executed by the Holder at           [a.m.][p.m.] on the date set forth below and (ii) if applicable, the Bid Price as of such time of execution of this Exercise Notice was $          .

2.  Payment of Exercise Price.  In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the Aggregate Exercise Price in the sum of $      to the Company in accordance with the terms of the Warrant.

3.  Delivery of Warrant Shares.  The Company shall deliver to Holder, or its designee or agent as specified below,           Warrant Shares in accordance with the terms of the Warrant. Delivery shall be made to Holder, or for its benefit, to the following address:

Date:                    ,

Name of Registered Holder

By:
Name:

Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs           to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated March   , 2010, from the Company and acknowledged and agreed to by          .

OXiGENE, Inc.

By:
Name:

Title:

Exhibit B — Form of Voting Agreement

FORM OF VOTING AGREEMENT

VOTING AGREEMENT, dated as of January   , 2011 (this “Agreement”), by and among OXiGENE, Inc., a Delaware corporation with offices located at 701 Gateway Blvd, Suite 210, South San Francisco, CA 94080 (the “Company”) and [Symphony ViDA Holdings LLC, a Delaware limited liability company with offices located at 875 Third Avenue, 18th Floor, New York, NY 10022] (the “Stockholder”).

WHEREAS, the Company and certain investors (each, an “Investor”, and collectively, the “Investors”) have entered into a Warrant Exchange Agreement, dated as of the date hereof (the “Warrant Exchange Agreement”), pursuant to which, among other things, the Company and the Investors have, severally but not jointly, agreed to exchange the Investors’ Series A Warrants and Series C Warrants to purchase shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), for shares of Common Stock and Series E Warrants, on the terms and subject to the conditions set forth in the Warrant Exchange Agreement;

WHEREAS, as of the date hereof, the Stockholder owns shares of Common Stock, which represents (i) approximately     % of the total issued and outstanding Common Stock of the Company, and (ii) approximately     % of the total voting power of the Company; and

WHEREAS, as a condition to the willingness of the Investors to enter into the Warrant Exchange Agreement and to consummate the transactions contemplated thereby (collectively, the “Transaction”), the Investors have required that the Stockholder agree, and in order to induce the Investors to enter into the Warrant Exchange Agreement, the Stockholder has agreed, to enter into this Agreement with respect to all the Common Stock now owned and which may hereafter be acquired by the Stockholder and any other securities, if any, which Stockholder is currently entitled to vote, or after the date hereof becomes entitled to vote, at any meeting of the stockholders of the Company (the “Other Securities”).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

VOTING AGREEMENT OF THE STOCKHOLDER

Section 1.01.  Voting Agreement.  Subject to the last sentence of this Section 1.01, the Stockholder hereby agrees that at any meeting of the stockholders of the Company, however called, and in any action by written consent of the Company’s stockholders, the Stockholder shall vote the Common Stock and the Other Securities: (a) in favor of the Stockholder Approval (as defined in the Warrant Exchange Agreement), as described in Section 1.2 of the Warrant Exchange Agreement; and (b) against any proposal or any other corporate action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Warrant Exchange Agreement or which could result in any of the conditions to the Company’s obligations under the Warrant Exchange Agreement not being fulfilled. The Stockholder acknowledges receipt and review of a copy of the Warrant Exchange Agreement. The obligations of the Stockholder under this Section 1.01 shall terminate (i) immediately following the occurrence of the Stockholder Approval or (ii) upon the termination of the Warrant Exchange Agreement pursuant to its terms.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

The Stockholder hereby represents and warrants to the Company and each of the Investors as follows:

Section 2.01.  Authority Relative to this Agreement.  The Stockholder has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by the Stockholder and constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except (a) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect relating to, or affecting generally, the enforcement of creditors’ and other obligees’ rights and (b) where the remedy of specific performance or other forms of equitable relief may be subject to certain equitable defenses and principles and to the discretion of the court before which the proceeding may be brought.

Section 2.02.  No Conflict.  (a) The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder shall not, (i) conflict with or violate any federal, state or local law, statute, ordinance, rule, regulation, order, judgment or decree applicable to the Stockholder or by which the Common Stock or the Other Securities owned by the Stockholder are bound or affected or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Common Stock or the Other Securities owned by the Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or the Common Stock or Other Securities owned by the Stockholder is bound.

(b) The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity by the Stockholder.

Section 2.03.  Title to the Stock.  As of the date hereof, the Stockholder is the owner of           shares of Common Stock, entitled to vote, without restriction, on all matters brought before holders of capital stock of the Company, which Common Stock represents on the date hereof approximately     % of the outstanding stock and approximately     % of the voting power of the Company. Such Common Stock represents all of the securities of the Company owned, either of record or beneficially, by the Stockholder. Such Common Stock is owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Stockholder’s voting rights, charges and other encumbrances of any nature whatsoever. The Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Common Stock or Other Securities owned by the Stockholder.

ARTICLE III

COVENANTS

Section 3.01.  No Disposition or Encumbrance of Stock.  The Stockholder hereby covenants and agrees that, until the termination of this Agreement, the Stockholder shall not offer or agree to sell, transfer, tender, assign, hypothecate or otherwise dispose of, grant a proxy or power of attorney with respect to, or create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation on Stockholders’ voting rights, charge or other encumbrance of any nature whatsoever (“Encumbrance”) with respect to the Common Stock or Other Securities, directly or indirectly, or initiate, solicit or encourage any person to take actions which could reasonably be expected to lead to the occurrence of any of the foregoing.

Section 3.02.  Company Cooperation.  The Company hereby covenants and agrees that it will not, and the Stockholder irrevocably and unconditionally acknowledges and agrees that the Company will not (and waives any rights against the Company in relation thereto), recognize any Encumbrance on any of the Common Stock or Other Securities subject to this Agreement.

ARTICLE IV

MISCELLANEOUS

Section 4.01.  Further Assurances.  The Stockholder shall execute and deliver such further documents and instruments and take all further action as may be reasonably necessary in order to consummate the transactions contemplated hereby.

Section 4.02.  Specific Performance.  The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that any Investor (without being joined by any other Investor) shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity. Any Investor shall be entitled to its reasonable attorneys’ fees in any action brought to enforce this Agreement in which it is the prevailing party.

Section 4.03.  Entire Agreement.  This Agreement constitutes the entire agreement among the Company and the Stockholder (other than the Warrant Exchange Agreement) with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the Company and the Stockholder with respect to the subject matter hereof.

Section 4.04.  Amendment.  This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

Section 4.05.  Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

Section 4.06.  Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The parties hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. The parties consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to any of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to the party being served at its address set forth on the signature ages to this Agreement (and service so made shall be deemed complete three (3) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. Each of the Company and the Stockholder irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Section 4.07.  Termination.  This Agreement shall terminate (i) immediately following the occurrence of the Stockholder Approval or (ii) upon the termination of the Warrant Exchange Agreement pursuant to its terms.

[The remainder of the page is intentionally left blank]

IN WITNESS WHEREOF, the Stockholder and the Company has duly executed this Agreement.

THE COMPANY:

OXIGENE, INC.

By:
Name:     Peter Langecker

Title:	Chief Executive Officer
Address:	OXiGENE, Inc.
701 Gateway Blvd
Suite 210
South San Francisco, CA 94080

STOCKHOLDER:

Appendix B

CERTIFICATE OF AMENDMENT OF
RESTATED CERTIFICATE OF INCORPORATION OF
OXiGENE, INC.

It is hereby certified that:

FIRST:	The name of the corporation is OXiGENE, Inc. (the “Corporation”).

SECOND:	The Restated Certificate of Incorporation of the Corporation, as amended to date, is hereby further amended by striking out Section A of Article Fourth in its entirety and by substituting in lieu of the following:

“A. Designation and Number of Shares.

The aggregate number of shares of all classes of stock which the Corporation is authorized to issue is Two Hundred Ninety Million (290,000,000) shares, of which Two Hundred Seventy-Five Million shares are designated Common Stock, of the par value of One Cent ($0.01) per share, and Fifteen Million (15,000,000) shares are designated Preferred Stock, of the par value of One Cent ($0.01) per share.

THIRD:	The amendment of the Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

EXECUTED, effective as of this   day of           20[  ].

OXiGENE, Inc.

By:
James B. Murphy
Vice President and Chief Financial Officer

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Appendix C

0  ■

OXiGENE, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING
OF STOCKHOLDERS TO BE HELD ON MARCH 18, 2011

The undersigned hereby appoints Peter J. Langecker and James B. Murphy, and each of them (with full power to act alone), proxies, with full power of substitution, to vote all shares of common stock of OXiGENE, Inc., a Delaware corporation (the “Company”), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held at the Company’s offices located at 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080 on March 18, 2011, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED AND, IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TAKING OF A VOTE ON THE MATTERS SPECIFIED HEREIN.

(Continued and to be signed on reverse side.)

■	14475 ■

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SPECIAL MEETING OF STOCKHOLDERS OF
OXiGENE, INC.
701 Gateway Boulevard, Suite 210
South San Francisco, CA 94080
March 18, 2011
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and 2009 Annual Report
are available at www.oxigene.com
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê Please detach along perforated line and mail in the envelope provided. ê

■ 20700000000000000000 1	061307

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE

IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Approval of the proposed issuances of shares of our common stock pursuant to the Warrant Exchange Agreements, dated January 18, 2011, by and among the Company and certain warrant holders, to comply with NASDAQ Marketplace Rule 5635(d).
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

2. Approval of an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.	☐	☐	☐

3. Approval of an amendment to our Restated Certificate of Incorporation to decrease the number of authorized shares of common stock from 300,000,000 to 275,000,000.	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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